JPMORGAN INCOME FUNDS

JPMorgan Global Strategic Income Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated June 9, 2006
to the Prospectuses dated December 31, 2005

New Prospectuses for the Fund Effective June 16, 2006 to Replace December 31, 2005 Prospectuses. On June 16, 2006, the name of the JPMorgan Global Strategic Income Fund will change to the JPMorgan Strategic Income Fund and the Fund will have a new investment objective and strategies. Effective June 16, 2006, new prospectuses for the JPMorgan Strategic Income Fund will replace the prospectuses for the JPMorgan Global Strategic Income Fund dated December 31, 2005 and all references to the JPMorgan Global Strategic Income Fund in the December 31, 2005 prospectuses will be thereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-GSI4-606